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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 May 30, 2000
               Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                   73-1520922
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)             Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant=s telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Items 1 - 4.  Not Applicable.
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Item 5.       Other Events.
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     On May 26, ONEOK, Inc. (AONEOK@) announced the beginning of construction of an advanced, 300-megawatt electricity generating plant in southwest Logan
County, Oklahoma. The clean, natural-gas burning facility will use the newest gas turbine technology to provide electricity for utilities and other purchasers beginning next summer. The plant will be owned and operated by ONEOK Power Marketing Company and marks the first venture in electricity generation for Tulsa-based ONEOK, an integrated natural gas company involved in production, processing, gathering, storage and transmission in the mid-continent area of the United States.

     On May 26, 2000, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.a and incorporated herein by reference.

Items  6-7.   Not Applicable.
-----------   --------------

Items 8-9.    Not Applicable.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 30th day of May 2000.


                                          ONEOK, Inc.


                                    By:   Jim Kneale
                                         ------------------------------------
                                          Jim Kneale
                                          Vice President, Chief Financial
                                          Officer, and Treasurer